UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Tri-State International Lincolnshire, Illinois		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Stockholders held on May 19, 2016 (the “2016 Annual Meeting”), the stockholders of CDW Corporation (the “Company”) approved an amendment and restatement of the Company’s 2013 Long-Term Incentive Plan (the “2013 LTIP”), which had been previously approved by the Board of Directors of the Company (the “Board”), that increased the total number of shares available for issuance under the 2013 LTIP by 3,800,000 and made certain other administrative changes (the 2013 LTIP, as amended and restated, the “Amended 2013 LTIP”).

The following paragraphs provide a summary of certain terms of the Amended 2013 LTIP. The summary is qualified in its entirety by the full text of the Amended 2013 LTIP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Amended 2013 LTIP was also described in Proposal 5 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2016 in connection with the 2016 Annual Meeting.

The purposes of the Amended 2013 LTIP are to: (i) align the interests of the Company’s stockholders and recipients of awards under the Amended 2013 LTIP by increasing the proprietary interest of such recipients in the Company’s growth and success; (ii) advance the interests of the Company by attracting and retaining officers, other employees, non-employee directors, consultants, independent contractors and agents; and (iii) motivate such persons to act in the long-term best interests of the Company and its stockholders. The Amended 2013 LTIP will be administered by the Compensation Committee of the Board or a subcommittee of the Compensation Committee or the Board.

Under the Amended 2013 LTIP, the Company may grant: (i) stock options in the form of non-qualified stock options and “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code); (ii) stock appreciation rights; (iii) stock awards in the form of restricted stock, restricted stock units, and unrestricted stock; and (iv) performance awards. Subject to the terms and conditions of the Amended 2013 LTIP, the number of shares authorized for grants under the Amended 2013 LTIP is 15,500,000, reduced by the aggregate number of shares subject to outstanding awards.

The Board may amend the Amended 2013 LTIP at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Internal Revenue Code and any rule of NASDAQ. No amendment may be made under the Amended 2013 LTIP that seeks to modify the prohibition on the repricing of stock options and stock appreciation rights without stockholder approval or that materially impairs the rights of a holder of an outstanding award without the consent of such holder.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 19, 2016, the Company filed a certificate of amendment (a “Certificate of Amendment”) to its Fifth Amended and Restated Certificate of Incorporation in order to adopt majority voting for uncontested elections of directors. The Certificate of Amendment was effective upon filing with the Secretary of State of the State of Delaware. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On May 19, 2016, the Board amended the Company’s Amended and Restated Bylaws (the “Bylaws”) to remove provisions which were duplicative of certain provisions contained in the Company’s Fifth Amended and Restated Certificate of Incorporation. A copy of Amendment No. 1 to the Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 19, 2016, the Company held the 2016 Annual Meeting in Lincolnshire, Illinois. The final voting results for each of the matters submitted to a stockholder vote at the 2016 Annual Meeting are set forth below.

1.	The stockholders elected five Class III Directors with terms expiring at the Company’s 2019 Annual Meeting of Stockholders, subject to the election and qualification of their successors, based on the following voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Election of Directors
Thomas E. Richards	134,045,099	4,744,538	8,461,390
Lynda M. Clarizio	138,214,304	575,333	8,461,390
Michael J. Dominguez	134,807,197	3,982,440	8,461,390
Robin P. Selati	133,675,389	5,114,248	8,461,390
Joseph R. Swedish	138,213,236	576,401	8,461,390

2.	The stockholders approved the amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation to adopt majority voting for uncontested elections of directors, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Amendment to Company’s Fifth Amended and Restated Certificate of Incorporation to Adopt Majority Voting for Uncontested Elections of Directors	138,711,852	37,254	40,531	8,461,390

3.	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on Executive Compensation	136,717,110	806,256	1,266,271	8,461,390

4.	The stockholders approved the material terms of the performance measures under the CDW Corporation Amended and Restated 2013 Senior Management Incentive Plan, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Material Terms of the Performance Measures under the CDW Corporation Amended and Restated 2013 Senior Management Incentive Plan	136,393,333	1,216,819	1,179,485	8,461,390

5.	The stockholders approved the CDW Corporation Amended and Restated 2013 Long-Term Incentive Plan, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
CDW Corporation Amended and Restated 2013 Long-Term Incentive Plan	134,337,224	3,279,104	1,173,309	8,461,390

6.	The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016, based on the following voting results:

	Votes For	Votes Against	Abstentions
Ratification of Independent Registered Public Accounting Firm	146,028,626	1,189,490	32,911

Item 8.01	Other Events

The Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) has been scheduled to be held on September 19, 2017. The Company is holding the meeting in September in order to qualify for tax deductions relating to long-term compensation that will be paid in September 2017 under a plan implemented prior to the Company’s 2013 initial public offering. These tax deductions are available to the Company only if the compensation is paid prior to the date of the 2017 Annual Meeting. The Company expects the date of its 2018 Annual Meeting of Stockholders to be consistent with the historical timeframe for the meeting in May.

As a result of this change, proposals that stockholders wish to submit for inclusion in the Company’s proxy statement for the 2017 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Company’s Corporate Secretary at CDW Corporation, 200 North Milwaukee Avenue, Vernon Hills, Illinois 60061 no later than April 7, 2017. Any stockholder proposal submitted for inclusion must be eligible for inclusion in the Company’s proxy statement in accordance with the rules and regulations promulgated by the Securities and Exchange Commission.

With respect to proposals submitted by a stockholder for consideration at the 2017 Annual Meeting but not for inclusion in the proxy statement for such Annual Meeting, timely notice of any stockholder proposal must be received by the Company in accordance with the Bylaws no later than June 21, 2017. Such notice must contain the information required by the Bylaws.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Fifth Amended and Restated Certificate of Incorporation of the Company

3.2	Amendment No. 1 to Amended and Restated Bylaws of the Company

10.1	Amended and Restated 2013 Long-Term Incentive Plan of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: May 19, 2016	By:	/s/ Christine A. Leahy
Christine A. Leahy
Senior Vice President - International, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Fifth Amended and Restated Certificate of Incorporation of the Company

3.2	Amendment No. 1 to Amended and Restated Bylaws of the Company

10.1	Amended and Restated 2013 Long-Term Incentive Plan of the Company